UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2005

                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   000 - 23339                  13-3720542
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

          2533 North Carson Street, Suite 5107
                  Carson City, Nevada                                89706
        (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Form 8-K and other reports filed by US Global Nanospace, Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

      On December 8, 2005, the Registrant entered into a Director and Officer Indemnification Agreement with each of Carl Gruenler, the Registrant's Chief Executive Officer, Julie Seaman, the Registrant's Chief Financial Officer and a director, and John Robinson, the former Chief Executive Officer and Chairman of the Board of Directors of the Registrant. Each agreement provides for indemnification of these individuals to the extent they become a party or are threatened to be made a party to any legal proceeding by reason of their status as an officer or director of the Registrant, or by reason of any personal guarantee provided for the benefit of the Registrant, against any expenses incurred as a result of such proceeding or personal guarantee, as and when such expenses are incurred. Before any claim for indemnification is approved by the Registrant, the Registrant will determine by any of the methods set forth in the Delaware General Corporation Law that the indemnified person has met the applicable standards of conduct which make it permissible to indemnify the person. Each Director and Officer Indemnification Agreement is attached as an exhibit to this Report, and the foregoing discussion is qualified in its entirety by reference to the attached agreements.

      On December 8, 2005, John Robinson and the Registrant executed a letter agreement (the "Letter Agreement") confirming that the Registrant will issue to Mr. Robinson, on a monthly basis for thirty consecutive calendar months, $5,831.77 payable in restricted common stock valued at the closing price of the common stock on the last trading day of the calendar month for which the shares are issued, in consideration of Mr. Robinson's continuing personal guarantee of an outstanding loan from Western Security Bank. The Registrant based its determination of this amount on a written fairness opinion by an independent advisory firm. The payment amount is subject to downward adjustment in the event the Registrant pre-pays any of the outstanding balance of the Western Security Bank loan, in accordance with the methodology provided in the fairness opinion. The shares issued pursuant to the Letter Agreement will be issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933. A copy of the Letter Agreement is attached as an exhibit to this Report, and the foregoing discussion is qualified in its entirety by reference to the Letter Agreement.

      In addition, based on the same fairness opinion, on December 7, 2005, the Board of Directors of the Registrant authorized a payment to Ms. Seaman of one lump sum amount of $3,482.00, payable in 44,076 restricted shares of common stock, in consideration of Ms. Seaman's continuing lease guarantee for the Registrant's facility in Arlington, Texas. The shares issued to Ms. Seaman will be issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933.

      On December 8, 2005, the Board of Directors of the Registrant ratified an Amendment to Intellectual Property Assignment and Royalty Agreement dated November 28, 2005 (the "Amendment"), which amends the Intellectual Property Assignment and Royalty Agreement dated as of May 14, 2002 (the "Royalty Agreement"), between USDR Aerospace, Ltd., a Texas limited partnership controlled by John Robinson, and the Registrant. The purpose of the Amendment is to clarify the original intent of the parties to the Royalty Agreement, which is that the term "sales" as used in the Royalty Agreement shall include all net revenues received by the Registrant from any and all sales and/or licensing of products and/or services of the Registrant, subject to and in accordance with the terms and conditions of the Royalty Agreement. The Amendment is attached as an exhibit to this Report, and the foregoing discussion is qualified in its entirety by reference to the Amendment.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On December 8, 2005, John Robinson, a director of the Registrant, delivered his written resignation from the Board of Directors, effective immediately. Mr. Robinson's resignation was not the result of a disagreement with the Registrant.

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Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information

            Not applicable.

      (c) Exhibits

            Exhibit No.      Description

            10.1 Director and Officer Indemnification Agreement with Carl Gruenler.
            10.2             Director and Officer Indemnification Agreement with
                             Julie Seaman.
            10.3 Director and Officer Indemnification Agreement with John Robinson.
            10.4 Amendment to Intellectual Property Assignment and Royalty Agreement.
            10.5             Letter Agreement with John Robinson, dated
                             December 8, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          US GLOBAL NANOSPACE, INC.
                                                 (Registrant)

Date: December 13, 2005
                                                  /s/ Carl Gruenler
                                          --------------------------------------
                                          Carl Gruenler, Chief Executive Officer